                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       December 23, 1998
                                                -------------------------------



                          LAMINATING TECHNOLOGIES, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                         0-21061                  58-2044990
----------------------------     -----------------------      ------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
    of incorporation)                                         Identification No.




               1160 Hightower Trail, Atlanta, Georgia 30350-2910
--------------------------------------------------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code          770-518-6010
                                                  ------------------------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.    OTHER EVENTS


        The Company has signed a definitive merger agreement with Pen Interconnect Inc. The Company's shareholders will receive a conversion price of $.50 per share in a stock swap for shares of Pen Interconnect Inc. The Company's outstanding options and warrants will be converted into warrants to purchase shares of Pen Interconnect Inc.
















                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                               LAMINATING TECHNOLOGIES, INC.
                                          --------------------------------------
                                                   (Registrant)





Date:  December 23, 1998                 /s/ Michael E. Noonan
       -----------------                  --------------------------------------
                                          Michael E. Noonan, Chairman, President
                                          & Chief Executive Officer